American Century Investment Trust Prospectus Supplement Short Duration Fund
Supplement dated November 15, 2010 ¡ Prospectus dated August 1, 2010

The following is added as the third sentence of the second paragraph of the Redemptions section on page 20 of the prospectus:

If you have CheckWriting privileges, we will not honor checks written against shares subject to this seven-day holding period.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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